UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                            Classic Bancshares, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                             0-27170                  61-1289391
-----------------------------       ------------------            ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


344 17th Street, Ashland, Kentucky                                41101
----------------------------------                                -----
 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (606) 326-2801
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

         On November 1, 2004, the Company issued a press release regarding its earnings for the fiscal quarter ended September 30, 2004. The press release is included as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            CLASSIC BANCSHARES, INC.



DATE: November 2, 2004              By: /s/ Lisah M. Frazier
                                        ----------------------------------------
                                        Lisah M. Frazier, Chief Operating
                                        Officer and Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                                 Description
         -----------                                 -----------

            99                      Press Release of Classic Bancshares, Inc.
                                    dated November 1, 2004